    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2003-AR7
                      30 Year 5/1 Hybrid ARM Mortgage Loans
            Preliminary Collateral Information As of June 1, 2003(1)

TOTAL CURRENT BALANCE:        1,014,824,154

NUMBER OF LOANS:                      1,566

                                                       Minimum               Maximum
                                                     -----------          -------------
AVG CURRENT BALANCE:         $   648,035.86          $324,000.00          $1,500,000.00
AVG ORIGINAL AMOUNT:         $   648,218.00          $324,000.00          $1,500,000.00
WAVG GROSS COUPON:                    4.890%               3.500%                 6.000%
WAVG GROSS MARGIN:                    2.751%               2.600%                 3.250%
WAVG MAX LOAN RATE:                   9.895%               8.500%                11.250%
WAVG PERIODIC RATE CAP:               2.000%               2.000%                 2.000%
WAVG FIRST RATE CAP:                  5.000%               5.000%                 5.000%

WAVG ORIGINAL LTV:                    64.18%               12.50%                 95.00%

WAVG FICO SCORE:                        744                  620                    812

WAVG ORIGINAL TERM:                     360 months           360 months             360 months
WAVG REMAINING TERM:                    360 months           351 months             360 months
WAVG SEASONING:                           0 months             0 months               9 months

WAVG NEXT RATE RESET:                    60 months            51 months              60 months
WAVG RATE ADJ FREQ:                      12 months            12 months              12 months
WAVG FIRST RATE ADJ FREQ:                60 months            60 months              60 months

WAVG PREPAY TERM:                        36 months             0 months              36 months

TOP STATE CONC ($):          59.28% California, 4.87% Illinois, 4.62% New York
MAXIMUM ZIP CODE CONC ($):   1.56% 94022

FIRST PAY DATE:                                      Oct 01, 2002         Jul 01, 2003
RATE CHG DATE:                                       Sep 01, 2007         Jun 01, 2008
MATURE DATE:                                         Sep 01, 2032         Jun 01, 2033

     (1) Actual balances are as of May 1, 2003.

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
PRODUCT:                     Mortgage Loans    the Cut-off Date   the Cut-off Date
--------------------------   --------------   -----------------   -----------------
5/1 Hybrid                              391      195,105,039.56               19.23
5/1 I/O Hybrid                        1,175      819,719,114.31               80.77
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
CURRENT BALANCE ($):         Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
  324,000 -   400,000                   281      103,590,392.02               10.21
  400,001 -   500,000                   341      154,583,645.29               15.23
  500,001 -   600,000                   264      145,665,497.91               14.35
  600,001 -   700,000                   167      108,811,627.78               10.72
  700,001 -   800,000                   134      101,382,155.48                9.99
  800,001 -   900,000                    87       74,432,549.76                7.33
  900,001 - 1,000,000                   133      129,679,795.44               12.78
1,000,001 - 1,100,000                    54       57,176,725.00                5.63
1,100,001 - 1,200,000                    28       32,174,200.00                3.17
1,200,001 - 1,300,000                    23       29,131,250.00                2.87
1,300,001 - 1,400,000                    18       24,716,000.00                2.44
1,400,001 - 1,500,000                    36       53,480,315.19                5.27
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
GROSS COUPON (%):            Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
3.50000 - 3.50000                         7        5,194,354.75                0.51
3.50001 - 3.75000                         3        2,193,574.00                0.22
3.75001 - 4.00000                        12        7,185,812.50                0.71
4.00001 - 4.25000                        32       18,661,862.76                1.84
4.25001 - 4.50000                        55       36,226,605.49                3.57
4.50001 - 4.75000                       401      277,188,741.65               27.31
4.75001 - 5.00000                       689      450,071,218.02               44.35
5.00001 - 5.25000                       265      163,613,255.98               16.12
5.25001 - 5.50000                        75       40,845,181.13                4.02
5.50001 - 5.75000                        17        8,969,476.11                0.88
5.75001 - 6.00000                        10        4,674,071.48                0.46
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
GROSS MARGIN (%):            Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
2.600 - 2.750                         1,560    1,010,821,525.83               99.61
2.751 - 3.000                             4        3,288,628.04                0.32
3.001 - 3.250                             2          714,000.00                0.07
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
MAX LOAN RATE (%):           Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
 8.500 -  8.500                           7        5,194,354.75                0.51
 8.501 -  8.750                           3        2,193,574.00                0.22
 8.751 -  9.000                          10        5,825,426.00                0.57
 9.001 -  9.250                          33       19,640,612.76                1.94
 9.251 -  9.500                          54       35,289,105.49                3.48
 9.501 -  9.750                         400      277,172,241.65               27.31
 9.751 - 10.000                         685      448,153,257.19               44.16
10.001 - 10.250                         263      162,483,226.38               16.01
10.251 - 10.500                          76       41,541,681.13                4.09
10.501 - 10.750                          19        9,923,476.11                0.98
10.751 - 11.000                          14        6,621,668.81                0.65
11.001 - 11.250                           2          785,529.60                0.08
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
PERIODIC RATE CAP (%):       Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
2.000                                 1,566    1,014,824,153.87              100.00
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
FIRST RATE CAP (%):          Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
5.000                                 1,566    1,014,824,153.87              100.00
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
ORIGINAL TERM (Months):      Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
360                                   1,566    1,014,824,153.87              100.00
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
REMAINING TERM (Months):     Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
351 - 360                             1,566    1,014,824,153.87              100.00
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
SEASONING (Months):          Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
 <= 0                                 1,069      706,405,831.16               69.61
1 - 9                                   497      308,418,322.71               30.39
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
NEXT RATE RESET (Months):    Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
  <= 58                                  84       45,422,153.83                4.48
59 - 59                                 413      262,996,168.88               25.92
60 - 60                               1,069      706,405,831.16               69.61
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
RATE CHANGE DATE:            Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
09/01/07                                  2          896,068.89                0.09
10/01/07                                  3        1,299,183.88                0.13
11/01/07                                  4        2,048,208.75                0.20
12/01/07                                  9        6,691,966.72                0.66
01/01/08                                 12        6,131,668.68                0.60
02/01/08                                 11        5,778,197.51                0.57
03/01/08                                 13        6,959,295.30                0.69
04/01/08                                 30       15,617,564.10                1.54
05/01/08                                413      262,996,168.88               25.92
06/01/08                              1,069      706,405,831.16               69.61
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
ORIGINAL LTV (%):            Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
12.50 - 15.00                             2        1,938,700.00                0.19
15.01 - 20.00                             6        4,417,000.00                0.44
20.01 - 25.00                            12        7,171,500.00                0.71
25.01 - 30.00                            18       13,459,150.00                1.33
30.01 - 35.00                            24       18,082,793.32                1.78
35.01 - 40.00                            32       23,920,750.00                2.36
40.01 - 45.00                            48       31,471,363.75                3.10
45.01 - 50.00                            76       51,319,287.00                5.06
50.01 - 55.00                            89       61,514,440.18                6.06
55.01 - 60.00                           115       82,005,328.70                8.08
60.01 - 65.00                           252      198,338,804.25               19.54
65.01 - 70.00                           237      168,464,255.70               16.60
70.01 - 75.00                           315      178,812,235.05               17.62
75.01 - 80.00                           326      168,299,651.00               16.58
80.01 - 85.00                             1          355,000.00                0.03
85.01 - 90.00                             7        2,925,118.49                0.29
90.01 - 95.00                             6        2,328,776.43                0.23
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
FICO SCORE:                  Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
620                                       7        3,206,150.00                0.32
621 - 640                                18        8,695,631.56                0.86
641 - 660                                21       10,912,018.89                1.08
661 - 680                                38       21,335,228.84                2.10
681 - 700                                81       48,842,910.61                4.81
701 - 720                               230      157,034,324.96               15.47
721 - 740                               302      190,765,645.12               18.80
741 - 760                               314      209,067,055.03               20.60
761 - 780                               323      218,554,427.48               21.54
781 - 800                               203      128,851,976.00               12.70
801 - 812                                29       17,558,785.38                1.73
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
DOCUMENTATION:               Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Reduced Documentation                   867      615,823,586.70               60.68
Full Documentation                      699      399,000,567.17               39.32
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
OCCUPANCY:                   Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Primary                               1,509      979,082,609.65               96.48
Second Home                              57       35,741,544.22                3.52
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
PROPERTY TYPE:               Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Single Family                         1,440      938,216,638.24               92.45
Condominium                             121       73,994,915.63                7.29
Cooperative                               5        2,612,600.00                0.26
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
PURPOSE:                     Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Rate/Term Refinance                     807      530,133,212.47               52.24
Cash Out Refinance                      445      290,799,238.97               28.66
Purchase                                314      193,891,702.43               19.11
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
STATES:                      Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Alabama                                   1          450,000.00                0.04
Arizona                                  23       15,262,333.49                1.50
California                              881      601,553,360.50               59.28
Colorado                                 51       29,121,925.42                2.87
Connecticut                              28       19,969,838.78                1.97
Delaware                                  4        2,738,000.00                0.27
District of Columbia                     12        6,538,300.00                0.64
Florida                                  59       36,234,012.55                3.57
Georgia                                  22       12,477,112.16                1.23
Idaho                                     1        1,323,000.00                0.13
Illinois                                 86       49,454,418.64                4.87
Indiana                                   3        1,423,400.00                0.14
Kansas                                    2        1,097,460.00                0.11
Kentucky                                  1          549,791.03                0.05
Maryland                                 33       20,014,409.28                1.97
Massachusetts                            64       36,784,068.15                3.62
Michigan                                 32       16,952,547.74                1.67
Minnesota                                 7        4,770,500.00                0.47
Missouri                                  9        5,541,572.00                0.55
Montana                                   1          373,323.00                0.04
Nevada                                   12        8,609,033.16                0.85
New Hampshire                             3        2,720,000.00                0.27
New Jersey                               19        9,599,335.28                0.95
New York                                 65       46,852,275.00                4.62
North Carolina                            9        5,085,919.07                0.50
Ohio                                      8        5,955,000.00                0.59
Oregon                                    4        2,420,210.00                0.24
Pennsylvania                              1          860,000.00                0.08
Rhode Island                              3        1,279,000.00                0.13
South Carolina                           13        7,448,345.62                0.73
Tennessee                                 1          421,153.26                0.04
Texas                                    24       13,422,529.43                1.32
Utah                                      2        1,072,000.00                0.11
Virginia                                 10        5,134,535.62                0.51
Washington                               67       38,291,603.65                3.77
Wisconsin                                 4        2,564,333.82                0.25
Wyoming                                   1          459,507.22                0.05
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:     Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
CA-NORTH                                499      343,078,697.81               33.81
CA-SOUTH                                382      258,474,662.69               25.47
OUTSIDE CA                              685      413,270,793.37               40.72
--------------------------   --------------   -----------------   -----------------
Total                                 1,566    1,014,824,153.87              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
TOP FIFTY ZIP CODE           Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
94022 Los Altos, CA                      17       15,787,525.00                1.56
92651 Laguna Beach, CA                   12       10,997,000.00                1.08
92660 Newport Beach, CA                  15       10,748,200.00                1.06
94010 Burlingame, CA                     13       10,616,619.02                1.05
94941 Muir Woods, CA                     10       10,104,000.00                1.00
90210 Beverly Hills, CA                  12       10,061,500.00                0.99
95070 Saratoga, CA                        9        9,829,500.00                0.97
94904 Greenbrae, CA                       9        9,529,400.00                0.94
94025 Menlo Park, CA                     11        9,035,750.00                0.89
92657 Newport Beach, CA                   9        8,764,000.00                0.86
94611 Oakland, CA                        11        8,702,600.00                0.86
95014 Cupertino, CA                      11        8,695,750.00                0.86
94539 Fremont, CA                        13        8,188,700.00                0.81
94566 Pleasanton, CA                     10        8,094,932.16                0.80
92679 Trabuco, CA                        12        8,013,800.00                0.79
90049 Brentwood, CA                       9        7,971,000.00                0.79
90272 Pacific Palisades, CA               9        7,881,500.00                0.78
94024 Los Altos, CA                       9        7,856,000.00                0.77
94301 Palo Alto, CA                       8        7,774,775.00                0.77
95030 Los Gatos, CA                       9        7,703,000.00                0.76
94027 Atherton, CA                        8        7,471,000.00                0.74
94506 Danville, CA                        8        6,695,600.00                0.66
60614 Chicago, IL                        11        6,461,650.00                0.64
94507 Alamo, CA                           6        5,959,000.00                0.59
10021 New York, NY                        6        5,815,000.00                0.57
85253 Scottsdale, AZ                      6        5,759,800.00                0.57
91302 Calabasas, CA                       9        5,734,800.00                0.57
90402 Santa Monica, CA                    6        5,509,000.00                0.54
92625 Corona del Mar, CA                  8        5,433,597.00                0.54
94402 San Mateo, CA                       7        5,296,000.00                0.52

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
TOP FIFTY ZIP CODE (cont.)   Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
98004 Bellevue, WA                        6        5,252,000.00                0.52
92037 La Jolla, CA                        6        5,251,000.00                0.52
92024 Leucadia, CA                        7        5,061,180.00                0.50
94062 Woodside, CA                        8        5,015,000.00                0.49
90024 Village, CA                         7        5,009,000.00                0.49
90266 Manhattan Beach, CA                 6        4,894,000.00                0.48
20854 Potomac, MD                         6        4,544,022.50                0.45
94583 San Ramon, CA                       9        4,534,390.00                0.45
95120 San Jose, CA                        8        4,532,000.00                0.45
06880 Westport, CT                        5        4,245,000.00                0.42
92677 Laguna Beach, CA                    8        4,228,250.00                0.42
94549 Lafayette, CA                       5        4,069,250.00                0.40
10024 New York, NY                        7        4,061,600.00                0.40
94061 Redwood City, CA                    7        4,047,600.00                0.40
94526 Danville, CA                        7        4,043,000.00                0.40
94901 San Rafael, CA                      5        3,948,500.00                0.39
60035 Highland Park, IL                   7        3,907,500.00                0.39
93108 Montecito, CA                       4        3,828,000.00                0.38
95037 Morgan Hill, CA                     5        3,824,400.00                0.38
94920 Tiburon, CA                         4        3,759,750.00                0.37
--------------------------   --------------   -----------------   -----------------
Total                                   420      334,546,440.68               32.97
==========================   ==============   =================   =================

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2003-AR7

                               Marketing Materials

                           $[40,500,000] (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

                          [RBS Greenwich Capital LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                             Date Prepared: June [4], 2003

            WaMu Mortgage Pass-Through Certificates, Series 2003-AR7

            $[40,500,000] (Approximate, Subject to +/-10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

==========================================================================================================
         Principal (1)                       Pmt Window      Certificate
            Amount           WAL (Yrs)         (Mths)         Interest       Tranche     Expected Ratings
Class      (Approx.)     To Roll/Mat (2)   To Roll/Mat (2)      Rate          Type       Moody's/S&P/Fitch
------   -------------   ---------------   ---------------   -----------   -----------   -----------------
  B1     $[18,900,000]      4.37/5.99        1-60/1-360          (3)       Subordinate      [Aa2/AA/AA]
  B2     $[14,400,000]      4.37/5.99        1-60/1-360          (3)       Subordinate       [A2/A/A]
  B3     $ [7,200,000]      4.37/5.99        1-60/1-360          (3)       Subordinate    [Baa2/BBB/BBB]
----------------------------------------------------------------------------------------------------------
  B4     $ [2,700,000]                                                     Subordinate      [Ba2/BB/BB]
                                 Information Not Provided Hereby.
  B5     $ [2,700,000]                                                     Subordinate       [B2/B/B]
  B6     $ [4,499,900]                                                     Subordinate      [NR/NR/NR]
==========================================================================================================
Total:   $[50,399,900]

(1) The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Class B-1, Class B-2 and Class B-3 Certificates are shown to the Weighted Average Roll Date (as defined herein) and to maturity.

(3) For every Distribution Date, the Class B-1, Class B-2 and Class B-3 will have an interest rate equal to the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:         Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                Washington Mutual Bank, FA ("WMBFA").

Lead Manager:            Greenwich Capital Markets, Inc.

Co-Manager:              WaMu Capital Corp., a Washington Mutual, Inc. Company.

Trustee:                 Deutsche Bank National Trust Company.

Rating Agencies:         Moody's, S&P and Fitch will rate the Certificates,
                         except the Class B-6 Certificates. The Class B-6
                         Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:            June 1, 2003.

Expected Pricing Date:   On or about June [6], 2003.

                          [RBS Greenwich Capital LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Closing Date:            On or about June 25, 2003.

Distribution Date:       The 25th of each month (or if such day is not a
                         business day, the next succeeding business day), commencing in July 2003.

Servicing Fee:           0.50% per annum of the aggregate principal balance of
                         the Mortgage Loans.

Master Servicing Fee:    0.05% per annum of the aggregate principal balance of
                         the Mortgage Loans.

Certificates:            The Class B-1, Class B-2 and Class B-3 Certificates
                         (the "Offered Certificates") are being offered publicly.

                         The "Senior Certificates" will consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (the "Class A Certificates"), the Class X Certificates and the Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:        The Offered Certificates will settle with accrued
                         interest. The price to be paid by investors for the Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing
                         Date (24 days).

Interest Accrual
Period: The interest accrual period with respect to all the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:            The Offered Certificates will be made available in
                         book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:   It is anticipated that the Offered Certificates will be
                         treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility:       The Offered Certificates are expected to be ERISA
                         eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:         The Class B-1 Certificates are expected to constitute
                         "mortgage related securities" for purposes of SMMEA.
                         The Class B-2 and Class B-3 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:    The terms of the transaction allow for a termination of
                         the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                         (the "Optional Call Date").

                          [RBS Greenwich Capital LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Weighted Average
Roll Date:               The Distribution Date in [June 2008].

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Mortgage Loans:          As of the Cut-off Date, the aggregate principal balance
                         of the mortgage loans described herein is approximately
                         $[1,014,824,154] (the "Mortgage Loans"). The Mortgage
                         Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each
                         Mortgage Loan has an original term to maturity of 30 years. As of the Cut-off Date, approximately [80.77]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term. The
                         Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                         On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[1,800,000,000], subject to an increase or decrease of up to 10%. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:      Senior/subordinate, shifting interest structure. The
                         credit enhancement information shown below is subject to final rating agency approval.

                         Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.75]% total subordination.

                         Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [0.95]% total subordination.

                         Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [0.55]% total subordination.

                          [RBS Greenwich Capital LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:       Until the first Distribution Date occurring after
                         [June 2010], the Subordinate Certificates will be locked out from receipt of unscheduled principal
                         (unless the Senior Certificates (other than the
                         Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate
                         Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                         The prepayment percentages on the Subordinate Certificates are as follows:

                         Periods:                Unscheduled Principal Payments (%)
                         --------                ----------------------------------
                         July 2003 - June 2010             0% Pro Rata Share
                         July 2010 - June 2011            30% Pro Rata Share
                         July 2011 - June 2012            40% Pro Rata Share
                         July 2012 - June 2013            60% Pro Rata Share
                         July 2013 - June 2014            80% Pro Rata Share
                         July 2014 and after             100% Pro Rata Share

                         Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [July 2006], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [July 2006], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                         In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:         Any realized losses, other than excess losses, on the
                         Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates
                         (other than the Class X Certificates) until each respective class principal balance has been reduced to zero.

                         Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.

                          [RBS Greenwich Capital LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority
of Distributions:        Available funds from the Mortgage Loans will be
                         distributed in the following order of priority:

                         1) Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

                         2) Class R Certificate, principal, until its balance is reduced to zero;

                         3) To the Class A Certificates, concurrently, paid pro-rata:

                                   (a)  To the Class A Certificates (except the
                                        Class A-7 Certificates), sequentially,
                                        principal, until their respective
                                        certificate principal balances are
                                        reduced to zero;

                                   (b) To the Class A-7 Certificates, principal until its certificate principal balance is reduced to zero;

                         4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                         5) Class B-1 Certificates, principal allocable to such Class;

                         6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                         7) Class B-2 Certificates, principal allocable to such Class;

                         8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                         9) Class B-3 Certificates, principal allocable to such Class;

                         10) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                         11)  Class R Certificate, any remaining amount.

                          [RBS Greenwich Capital LOGO]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                Yield Tables (%)

Class B-1 to Weighted Average Roll Date

--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
   101-16         3.966       3.965     3.944       3.919     3.893       3.826
================================================================================
WAL (yr)           4.96       4.93       4.65       4.37       4.11       3.57
MDUR (yr)          4.39       4.37       4.14       3.90       3.69       3.24
First Prin Pay   07/25/03   07/25/03   07/25/03   07/25/03   07/25/03   07/25/03
Last Prin Pay    06/25/08   06/25/08   06/25/08   06/25/08   06/25/08   06/25/08
--------------------------------------------------------------------------------

Class B-2 to Weighted Average Roll Date

--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
   100-16+        4.188       4.187     4.179       4.168     4.157       4.127
================================================================================
WAL (yr)           4.96       4.93       4.65       4.37       4.11       3.57
MDUR (yr)          4.38       4.36       4.13       3.89       3.68       3.23
First Prin Pay   07/25/03   07/25/03   07/25/03   07/25/03   07/25/03   07/25/03
Last Prin Pay    06/25/08   06/25/08   06/25/08   06/25/08   06/25/08   06/25/08
--------------------------------------------------------------------------------

Class B-3 to Weighted Average Roll Date

--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
    99-05         4.498       4.499     4.508       4.517     4.526       4.549
================================================================================
WAL (yr)           4.96       4.93       4.65       4.37       4.11       3.57
MDUR (yr)          4.37       4.35       4.12       3.88       3.67       3.21
First Prin Pay   07/25/03   07/25/03   07/25/03   07/25/03   07/25/03   07/25/03
Last Prin Pay    06/25/08   06/25/08   06/25/08   06/25/08   06/25/08   06/25/08
--------------------------------------------------------------------------------

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                Yield Tables (%)

Class B-1 to Maturity

--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
    101-16        3.626       3.705     3.758       3.784     3.796       3.780
================================================================================
WAL (yr)          12.71       9.40       7.23       5.99       5.18       4.02
MDUR (yr)          9.46       7.39       5.93       5.05       4.46       3.57
First Prin Pay   07/25/03   07/25/03   07/25/03   07/25/03   07/25/03   07/25/03
Last Prin Pay    06/25/33   06/25/33   06/25/33   06/25/33   06/25/33   06/25/33
--------------------------------------------------------------------------------

Class B-2 to Maturity

--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
   100-16+        3.729       3.837     3.922       3.977     4.014       4.053
================================================================================
WAL (yr)          12.71       9.40       7.23       5.99       5.18       4.02
MDUR (yr)          9.42       7.36       5.90       5.03       4.44       3.56
First Prin Pay   07/25/03   07/25/03   07/25/03   07/25/03   07/25/03   07/25/03
Last Prin Pay    06/25/33   06/25/33   06/25/33   06/25/33   06/25/33   06/25/33
--------------------------------------------------------------------------------

Class B-3 to Maturity

--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
    99-05         3.874       4.022     4.153       4.248     4.321       4.435
================================================================================
WAL (yr)          12.71       9.40       7.23       5.99       5.18       4.02
MDUR (yr)          9.37       7.32       5.87       5.00       4.42       3.54
First Prin Pay   07/25/03   07/25/03   07/25/03   07/25/03   07/25/03   07/25/03
Last Prin Pay    06/25/33   06/25/33   06/25/33   06/25/33   06/25/33   06/25/33
--------------------------------------------------------------------------------

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2003-AR7
                      30 Year 5/1 Hybrid ARM Mortgage Loans
                                   Fico < 700

TOTAL CURRENT BAL:               85,061,140

NUMBER OF LOANS:                        153

                                                      Minimum              Maximum
AVG CURRENT BALANCE:            $555,955.16         $330,000.00         $1,496,000.00
AVG ORIGINAL AMOUNT:            $556,156.41         $330,000.00         $1,500,000.00

WAVG GROSS COUPON:                    4.981%              3.500%                6.000%
WAVG GROSS MARGIN:                    2.750%              2.750%                2.750%
WAVG MAX INT RATE:                    9.986%              8.500%               11.125%
WAVG PERIODIC RATE CAP:               2.000%              2.000%                2.000%
WAVG FIRST RATE CAP:                  5.000%              5.000%                5.000%

WAVG ORIGINAL LTV:                    67.78%              21.67%                95.00%

WAVG FICO SCORE:                        672                 620                   699

WAVG ORIGINAL TERM:                     360 months          360 months            360 months
WAVG REMAINING TERM:                    359 months          351 months            360 months
WAVG SEASONING:                           1 months            0 months              9 months

WAVG NEXT RATE RESET:                    59 months           51 months             60 months
WAVG RATE ADJ FREQ:                      12 months           12 months             12 months
WAVG FIRST RATE ADJ FREQ:                60 months           60 months             60 months

WAVG PREPAY OTERM:                       36 months            0 months             36 months

TOP STATE CONC ($):          32.82% California, 9.28% Illinois, 9.04%  Massachusetts
MAXIMUM ZIP CODE CONC ($):   1.94% 94402 (San Mateo, CA)

FIRST PAY DATE:                                     Oct 01, 2002        Jul 01, 2003
RATE CHG DATE:                                      Sep 01, 2007        Jun 01, 2008
MATURE DATE:                                        Sep 01, 2032        Jun 01, 2033

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
PRODUCT:                     Mortgage Loans    the Cut-off Date   the Cut-off Date
--------------------------   --------------   -----------------   -----------------
5/1 Hybrid                              133       69,497,914.90               81.70
5/1 I/O Hybrid                           20       15,563,225.00               18.30
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
CURRENT BALANCE:             Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
  330,000 -   400,000                    28       10,103,172.19               11.88
  400,001 -   500,000                    57       25,277,463.31               29.72
  500,001 -   600,000                    25       13,774,725.21               16.19
  600,001 -   700,000                    17       11,074,000.00               13.02
  700,001 -   800,000                    10        7,373,600.00                8.67
  800,001 -   900,000                     2        1,680,000.00                1.98
  900,001 - 1,000,000                     8        7,866,464.00                9.25
1,000,001 - 1,100,000                     1        1,100,000.00                1.29
1,100,001 - 1,200,000                     2        2,350,000.00                2.76
1,400,001 - 1,496,000                     3        4,461,715.19                5.25
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
GROSS COUPON:                Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
3.50000 - 3.50000                         3        1,484,354.75                1.75
3.75001 - 4.00000                         2          893,990.00                1.05
4.00001 - 4.25000                         2          843,120.00                0.99
4.25001 - 4.50000                         5        2,276,955.49                2.68
4.50001 - 4.75000                        33       19,722,797.82               23.19
4.75001 - 5.00000                        51       27,832,724.25               32.72
5.00001 - 5.25000                        30       16,905,278.00               19.87
5.25001 - 5.50000                        18       10,981,468.15               12.91
5.50001 - 5.75000                         4        1,736,683.27                2.04
5.75001 - 6.00000                         5        2,383,768.17                2.80
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
GROSS MARGIN:                Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
2.750 - 2.750                           153       85,061,139.90              100.00
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
MAX INT RATE:                Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
 8.500 -  8.500                           3        1,484,354.75                1.75
 8.751 -  9.000                           2          893,990.00                1.05
 9.001 -  9.250                           2          843,120.00                0.99
 9.251 -  9.500                           5        2,276,955.49                2.68
 9.501 -  9.750                          33       19,722,797.82               23.19
 9.751 - 10.000                          51       27,832,724.25               32.72
10.001 - 10.250                          29       16,506,278.00               19.41
10.251 - 10.500                          18       10,981,468.15               12.91
10.501 - 10.750                           4        1,736,683.27                2.04
10.751 - 11.000                           5        2,383,768.17                2.80
11.001 - 11.125                           1          399,000.00                0.47
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
PERIODIC RATE CAP:           Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
2.000                                   153       85,061,139.90              100.00
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
FIRST RATE CAP:              Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
5.000                                   153       85,061,139.90              100.00
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
ORIGINAL TERM:               Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
360                                     153       85,061,139.90              100.00
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
REMAINING TERM:              Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
351 - 360                               153       85,061,139.90              100.00
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
SEASONING:                   Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
 <= 0                                    84       46,564,357.16               54.74
1 - 9                                    69       38,496,782.74               45.26
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
NEXT RATE RESET:             Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
  <= 58                                  16        8,506,975.01               10.00
59 - 59                                  53       29,989,807.73               35.26
60 - 60                                  84       46,564,357.16               54.74
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
RATE CHANGE DATE:            Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
09/01/07                                  1          435,183.27                0.51
11/01/07                                  1          637,500.00                0.75
12/01/07                                  3        2,839,290.55                3.34
01/01/08                                  4        1,762,546.03                2.07
02/01/08                                  1          392,568.17                0.46
03/01/08                                  2          956,808.53                1.12
04/01/08                                  4        1,483,078.46                1.74
05/01/08                                 53       29,989,807.73               35.26
06/01/08                                 84       46,564,357.16               54.74
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
ORIGINAL LTV:                Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
21.67 - 25.00                             3        1,793,000.00                2.11
30.01 - 35.00                             1          638,000.00                0.75
35.01 - 40.00                             3        2,400,000.00                2.82
40.01 - 45.00                             3        1,301,164.59                1.53
45.01 - 50.00                             4        2,997,700.00                3.52
50.01 - 55.00                             4        2,153,400.00                2.53
55.01 - 60.00                             8        5,307,515.19                6.24
60.01 - 65.00                            15        9,937,992.07               11.68
65.01 - 70.00                            29       16,351,584.31               19.22
70.01 - 75.00                            42       21,919,434.98               25.77
75.01 - 80.00                            33       16,949,390.34               19.93
85.01 - 90.00                             4        1,745,481.99                2.05
90.01 - 95.00                             4        1,566,476.43                1.84
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
FICO SCORE:                  Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
620 - 620                                 7        3,206,150.00                3.77
621 - 640                                18        8,695,631.56               10.22
641 - 660                                21       10,912,018.89               12.83
661 - 680                                38       21,335,228.84               25.08
681 - 699                                69       40,912,110.61               48.10
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
DOCUMENTATION:               Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Full Documentation                      140       75,215,042.15               88.42
Reduced Documentation                    13        9,846,097.75               11.58
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
OCCUPANCY:                   Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Primary                                 149       82,657,050.90               97.17
Second Home                               4        2,404,089.00                2.83
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
PROPERTY TYPE:               Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Single Family                           137       76,522,196.36               89.96
Condominium                              16        8,538,943.54               10.04
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
PURPOSE:                     Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Rate/Term Refinance                      93       50,966,818.84               59.92
Cash Out Refinance                       36       21,332,754.14               25.08
Purchase                                 24       12,761,566.92               15.00
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
STATES:                      Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Arizona                                   3        1,596,333.49                1.88
California                               49       27,914,579.49               32.82
Colorado                                 11        4,922,690.00                5.79
Connecticut                               2        1,468,000.00                1.73
Florida                                   3        1,878,750.00                2.21
Georgia                                   5        2,409,350.00                2.83
Illinois                                 17        7,892,703.54                9.28
Indiana                                   1          481,400.00                0.57
Kentucky                                  1          549,791.03                0.65
Maryland                                  2        1,844,715.19                2.17
Massachusetts                            14        7,688,689.32                9.04
Michigan                                 10        5,496,833.27                6.46
Missouri                                  1          478,072.00                0.56
Nevada                                    2        1,410,433.16                1.66
New Jersey                                2          979,417.50                1.15
New York                                  6        3,754,000.00                4.41
North Carolina                            3        1,592,000.00                1.87
Ohio                                      3        1,764,000.00                2.07
Pennsylvania                              1          860,000.00                1.01
South Carolina                            2        1,737,500.00                2.04
Texas                                     2          935,458.50                1.10
Virginia                                  1          409,000.00                0.48
Washington                               11        6,468,589.59                7.60
Wisconsin                                 1          528,833.82                0.62
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:     Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
CA-NORTH                                 31       18,183,966.32               21.38
CA-SOUTH                                 18        9,730,613.17               11.44
OUTSIDE CA                              104       57,146,560.41               67.18
--------------------------   --------------   -----------------   -----------------
Total                                   153       85,061,139.90              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
TOP FIFTY ZIP CODE           Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
94402 San Mateo, CA                       2        1,650,000.00                1.94
94941 Muir Woods, CA                      1        1,496,000.00                1.76
21146 Severna Park, MD                    1        1,491,715.19                1.75
02481 Wellesley, MA                       1        1,474,000.00                1.73
48301 Bloomfield, MI                      2        1,208,850.00                1.42
10013 New York, NY                        1        1,200,000.00                1.41
60605 Chicago, IL                         2        1,171,000.00                1.38
60610 Chicago, IL                         2        1,162,000.00                1.37
29455 Johns Island, SC                    1        1,100,000.00                1.29
94539 Fremont, CA                         2        1,090,000.00                1.28
48118 Chelsea, MI                         2        1,076,000.00                1.26
92679 Trabuco, CA                         2        1,053,500.00                1.24
94566 Pleasanton, CA                      2        1,029,397.57                1.21
91765 Pomona, CA                          1        1,000,000.00                1.18
98110 Seattle, WA                         1        1,000,000.00                1.18
98004 Bellevue, WA                        1        1,000,000.00                1.18
01890 Winchester, MA                      2        1,000,000.00                1.18
94024 Los Altos, CA                       1          999,000.00                1.17
06880 Westport, CT                        1          995,000.00                1.17
95476 Sonoma, CA                          1          984,464.00                1.16
60614 Chicago, IL                         2          972,000.00                1.14
98040 Mercer Island, WA                   2          956,164.59                1.12
89074 Henderson, NV                       1          950,000.00                1.12
98005 Bellevue, WA                        1          938,000.00                1.10
60035 Highland Park, IL                   2          912,500.00                1.07
60657 Chicago, IL                         2          874,268.54                1.03
15241 Pittsburgh, PA                      1          860,000.00                1.01
94010 Burlingame, CA                      1          820,000.00                0.96
94301 Palo Alto, CA                       1          800,000.00                0.94
80220 Aurora, CO                          1          760,500.00                0.89
80126 Highlands, CO                       2          752,000.00                0.88
48331 Farmington, MI                      1          745,000.00                0.88
30327 Atlanta, GA                         1          743,000.00                0.87
10708 Yonkers, NY                         1          733,000.00                0.86
45243 Madeira, OH                         1          731,000.00                0.86
94087 Sunnyvale, CA                       1          725,000.00                0.85
95650 Loomis, CA                          1          717,500.00                0.84
33496 Boca Raton, FL                      1          708,750.00                0.83
93108 Montecito, CA                       1          700,000.00                0.82

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
TOP FIFTY ZIP CODE (cont.)   Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
92656 Aliso Viejo, CA                     1          700,000.00                0.82
85253 Scottsdale, AZ                      1          693,000.00                0.81
27614 Raleigh, NC                         1          670,000.00                0.79
48103 Delhi, MI                           1          650,000.00                0.76
91016 Monrovia, CA                        1          650,000.00                0.76
90049 Brentwood, CA                       1          650,000.00                0.76
92705 Santa Ana, CA                       1          650,000.00                0.76
94920 Tiburon, CA                         1          638,000.00                0.75
29926 Hilton Head Island, SC              1          637,500.00                0.75
33703 Saint Petersburg, FL                1          620,000.00                0.73
01944 Manchester, MA                      1          618,000.00                0.73
--------------------------   --------------   -----------------   -----------------
Total                                    64       45,756,109.89               53.79
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2003-AR7
                      30 Year 5/1 Hybrid ARM Mortgage Loans
                           Original Balance > $900,000

TOTAL CURRENT BAL:             335,358,286

NUMBER OF LOANS:                       302

                                                      Minimum               Maximum
AVG CURRENT BALANCE:         $1,110,457.90          $900,000.00          $1,500,000.00
AVG ORIGINAL AMOUNT:         $1,110,514.37          $900,000.00          $1,500,000.00

WAVG GROSS COUPON:                   4.853%               3.500%                 5.625%
WAVG GROSS MARGIN:                   2.751%               2.600%                 3.000%
WAVG MAX INT RATE:                   9.856%               8.500%                10.625%
WAVG PERIODIC RATE CAP:              2.000%               2.000%                 2.000%
WAVG FIRST RATE CAP:                 5.000%               5.000%                 5.000%

WAVG ORIGINAL LTV:                   60.06%               14.98%                 80.00%

WAVG FICO SCORE:                       746                  654                    809

WAVG ORIGINAL TERM:                    360 months           360 months             360 months
WAVG REMAINING TERM:                   360 months           354 months             360 months
WAVG SEASONING:                          0 months             0 months               6 months

WAVG NEXT RATE RESET:                   60 months            54 months              60 months
WAVG RATE ADJ FREQ:                     12 months            12 months              12 months
WAVG FIRST RATE ADJ FREQ:               60 months            60 months              60 months

WAVG PREPAY OTERM:                      36 months             0 months              36 months

TOP STATE CONC ($):          65.07% California, 7.32% New York, 3.14% Illinois
MAXIMUM ZIP CODE CONC ($):   2.88% 94022 (Los Altos, CA)

FIRST PAY DATE:                                     Jan 01, 2003         Jul 01, 2003
RATE CHG DATE:                                      Dec 01, 2007         Jun 01, 2008
MATURE DATE:                                        Dec 01, 2032         Jun 01, 2033

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
PRODUCT:                     Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
5/1 Hybrid                               16       16,288,438.13                4.86
5/1 I/O Hybrid                          286      319,069,847.50               95.14
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
CURRENT BALANCE:             Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
  900,000 -   900,000                    10        9,000,000.00                2.68
  900,001 - 1,000,000                   133      129,679,795.44               38.67
1,000,001 - 1,100,000                    54       57,176,725.00               17.05
1,100,001 - 1,200,000                    28       32,174,200.00                9.59
1,200,001 - 1,300,000                    23       29,131,250.00                8.69
1,300,001 - 1,400,000                    18       24,716,000.00                7.37
1,400,001 - 1,500,000                    36       53,480,315.19               15.95
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
GROSS COUPON:                Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
3.50000 - 3.50000                         1        1,470,000.00                0.44
3.50001 - 3.75000                         1        1,295,000.00                0.39
3.75001 - 4.00000                         3        3,217,450.00                0.96
4.00001 - 4.25000                         4        4,045,000.00                1.21
4.25001 - 4.50000                        10       10,291,750.00                3.07
4.50001 - 4.75000                        98      106,776,839.00               31.84
4.75001 - 5.00000                       136      153,250,772.50               45.70
5.00001 - 5.25000                        43       47,908,258.94               14.29
5.25001 - 5.50000                         5        6,158,215.19                1.84
5.50001 - 5.62500                         1          945,000.00                0.28
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
GROSS MARGIN:                Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
2.600 - 2.750                           300      332,873,535.63               99.26
2.751 - 3.000                             2        2,484,750.00                0.74
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
MAX INT RATE:                Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
 8.500 -  8.500                           1        1,470,000.00                0.44
 8.501 -  8.750                           1        1,295,000.00                0.39
 8.751 -  9.000                           2        2,238,700.00                0.67
 9.001 -  9.250                           5        5,023,750.00                1.50
 9.251 -  9.500                           9        9,354,250.00                2.79
 9.501 -  9.750                          99      107,714,339.00               32.12
 9.751 - 10.000                         136      153,250,772.50               45.70
10.001 - 10.250                          43       47,908,258.94               14.29
10.251 - 10.500                           5        6,158,215.19                1.84
10.501 - 10.625                           1          945,000.00                0.28
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
PERIODIC RATE CAP:           Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
2.000                                   302      335,358,285.63              100.00
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
FIRST RATE CAP:              Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
5.000                                   302      335,358,285.63              100.00
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
ORIGINAL TERM:               Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
360                                     302      335,358,285.63              100.00
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
REMAINING TERM:              Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
354 - 360                               302      335,358,285.63              100.00
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
SEASONING:                   Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
 <= 0                                   219      243,908,625.00               72.73
1 - 6                                    83       91,449,660.63               27.27
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
NEXT RATE RESET:             Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
  <= 58                                   7        8,099,974.13                2.42
59 - 59                                  76       83,349,686.50               24.85
60 - 60                                 219      243,908,625.00               72.73
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
RATE CHANGE DATE:            Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
12/01/07                                  3        3,705,105.11                1.10
02/01/08                                  1          935,000.00                0.28
04/01/08                                  3        3,459,869.02                1.03
05/01/08                                 76       83,349,686.50               24.85
06/01/08                                219      243,908,625.00               72.73
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
ORIGINAL LTV:                Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
14.98 - 15.00                             1        1,138,700.00                0.34
15.01 - 20.00                             2        2,259,000.00                0.67
20.01 - 25.00                             2        1,910,000.00                0.57
25.01 - 30.00                             8        8,101,150.00                2.42
30.01 - 35.00                             8        9,319,869.02                2.78
35.01 - 40.00                            10       10,613,750.00                3.16
40.01 - 45.00                            10       11,400,000.00                3.40
45.01 - 50.00                            17       18,621,500.00                5.55
50.01 - 55.00                            22       23,943,450.00                7.14
55.01 - 60.00                            31       34,852,205.11               10.39
60.01 - 65.00                            89      101,188,036.50               30.17
65.01 - 70.00                            62       71,631,600.00               21.36
70.01 - 75.00                            33       32,000,025.00                9.54
75.01 - 80.00                             7        8,379,000.00                2.50
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
FICO SCORE:                  Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
654 - 660                                 1          950,000.00                0.28
661 - 680                                 3        3,480,464.00                1.04
681 - 700                                12       13,346,715.19                3.98
701 - 720                                52       58,803,889.92               17.53
721 - 740                                52       57,596,575.00               17.17
741 - 760                                74       80,662,241.52               24.05
761 - 780                                70       78,200,375.00               23.32
781 - 800                                33       36,458,025.00               10.87
801 - 809                                 5        5,860,000.00                1.75
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
DOCUMENTATION:               Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Reduced Documentation                   224      249,981,947.50               74.54
Full Documentation                       78       85,376,338.13               25.46
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
OCCUPANCY:                   Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Primary                                 293      324,972,321.63               96.90
Second Home                               9       10,385,964.00                3.10
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
PROPERTY TYPE:               Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Single Family                           279      310,758,485.63               92.66
Condominium                              23       24,599,800.00                7.34
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
PURPOSE:                     Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Rate/Term Refinance                     168      186,288,821.63               55.55
Cash Out Refinance                       86       95,202,514.00               28.39
Purchase                                 48       53,866,950.00               16.06
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
STATES:                      Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Arizona                                   7        7,395,950.00                2.21
California                              194      218,208,908.02               65.07
Colorado                                  6        6,844,750.00                2.04
Connecticut                               8        8,632,000.00                2.57
Delaware                                  1          999,000.00                0.30
District of Columbia                      1        1,000,000.00                0.30
Florida                                   8        8,789,000.00                2.62
Georgia                                   1        1,105,000.00                0.33
Idaho                                     1        1,323,000.00                0.39
Illinois                                 10       10,539,639.92                3.14
Maryland                                  6        6,251,737.69                1.86
Massachusetts                             9        9,472,250.00                2.82
Minnesota                                 2        2,000,000.00                0.60
Missouri                                  1        1,000,000.00                0.30
Nevada                                    4        3,979,000.00                1.19
New Hampshire                             1        1,500,000.00                0.45
New Jersey                                1        1,013,000.00                0.30
New York                                 22       24,552,800.00                7.32
North Carolina                            1        1,000,000.00                0.30
Ohio                                      2        2,500,000.00                0.75
Oregon                                    1        1,049,750.00                0.31
South Carolina                            1        1,100,000.00                0.33
Texas                                     4        4,104,000.00                1.22
Washington                                9        9,785,000.00                2.92
Wisconsin                                 1        1,213,500.00                0.36
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:     Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
CA-NORTH                                111      126,608,583.02               37.75
CA-SOUTH                                 83       91,600,325.00               27.31
OUTSIDE CA                              108      117,149,377.61               34.93
--------------------------   --------------   -----------------   -----------------
Total                                   302      335,358,285.63              100.00
==========================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                               Number of      Outstanding as of   Outstanding as of
TOP FIFTY ZIP CODE           Mortgage Loans   the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
94022 Los Altos, CA                       8        9,670,525.00                2.88
92651 Laguna Beach, CA                    8        8,230,000.00                2.45
94941 Muir Woods, CA                      7        8,060,000.00                2.40
95070 Saratoga, CA                        6        7,673,000.00                2.29
94904 Greenbrae, CA                       6        7,327,500.00                2.18
92657 Newport Beach, CA                   5        6,658,000.00                1.99
90210 Beverly Hills, CA                   6        6,002,000.00                1.79
94027 Atherton, CA                        5        5,346,000.00                1.59
95014 Cupertino, CA                       5        5,207,750.00                1.55
94611 Oakland, CA                         5        4,913,000.00                1.47
94024 Los Altos, CA                       4        4,599,000.00                1.37
85253 Scottsdale, AZ                      4        4,562,500.00                1.36
94010 Burlingame, CA                      4        4,544,869.02                1.36
94301 Palo Alto, CA                       4        4,436,025.00                1.32
90272 Pacific Palisades, CA               4        4,351,250.00                1.30
90402 Santa Monica, CA                    4        4,249,000.00                1.27
94506 Danville, CA                        4        4,242,000.00                1.26
92037 La Jolla, CA                        4        4,105,000.00                1.22
90049 Brentwood, CA                       3        3,921,000.00                1.17
10021 New York, NY                        3        3,820,000.00                1.14
90266 Manhattan Beach, CA                 4        3,805,000.00                1.13
95030 Los Gatos, CA                       3        3,746,000.00                1.12
98004 Bellevue, WA                        3        3,695,000.00                1.10
94507 Alamo, CA                           3        3,500,000.00                1.04
94025 Menlo Park, CA                      3        3,495,000.00                1.04
92660 Newport Beach, CA                   3        3,175,000.00                0.95
94566 Pleasanton, CA                      2        2,970,000.00                0.89
94123 San Francisco, CA                   3        2,910,000.00                0.87
20854 Potomac, MD                         3        2,804,022.50                0.84
10019 New York, NY                        2        2,620,000.00                0.78
93108 Montecito, CA                       2        2,603,000.00                0.78
94539 Fremont, CA                         2        2,600,000.00                0.78
94115 San Francisco, CA                   2        2,512,500.00                0.75
90265 Malibu, CA                          2        2,481,000.00                0.74
94901 San Rafael, CA                      2        2,479,000.00                0.74
60093 Winnetka, IL                        2        2,373,389.92                0.71
10013 New York, NY                        2        2,372,500.00                0.71
80503 Niwot, CO                           2        2,370,000.00                0.71
80487 Steamboat Springs, CO               2        2,355,000.00                0.70
94549 Lafayette, CA                       2        2,352,000.00                0.70
92024 Leucadia, CA                        2        2,260,000.00                0.67
90077 Barrington, CA                      2        2,229,000.00                0.66
93953 Pebble Beach, CA                    2        2,183,750.00                0.65
94402 San Mateo, CA                       2        2,150,000.00                0.64

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

92067 Rancho Santa Fe, CA                 2        2,120,000.00                0.63
92014 Del Mar, CA                         2        2,105,000.00                0.63
11937 East Hampton, NY                    2        2,100,000.00                0.63
92661 Newport Beach, CA                   2        2,095,000.00                0.62
10583 Edgemont, NY                        2        2,090,500.00                0.62
91602 Studio City, CA                     2        2,081,500.00                0.62
--------------------------   --------------   -----------------   -----------------
Total                                   168      190,551,581.44               56.82
==========================   ==============   =================   =================